UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  April 16, 2007

WAUSAU PAPER CORP. SAVINGS AND INVESTMENT PLAN

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Changes in Registrant’s Certifying Accountant

Former Independent Accountant for Saving and Investment Plan

On April 16, 2007, the Wausau Paper Corp. Employee Benefits Committee, as plan administrator for the Wausau Paper Corp. Savings and Investment Plan (the “Plan”), terminated the appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of the Plan.  Deloitte continues to serve as the independent registered public accounting firm of Wausau Paper Corp.

The reports of Deloitte on the Plan’s financial statements as of and for the fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the 2005 and 2004 fiscal years and through the date of this report, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to them in their reports on the financial statements for those years.

During the 2005 and 2004 fiscal years and through the date of this report, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Plan provided Deloitte with a copy of the disclosures it is making herein prior to the filing of this report and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated April 16, 2007, is filed as Exhibit 16.1 to this Form 8-K.

New Independent Accountant for Savings and Investment Plan

The Plan engaged Wipfli LLP (“Wipfli”) effective April 16, 2007, to act as its independent registered public accounting firm in auditing the Plan’s financial statements.

During the 2005 and 2004 fiscal years and through April 15, 2007, the Plan did not consult with Wipfli regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit option that might be rendered on the Plan’s financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 16.1

Letter of Deloitte & Touche dated April 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP. EMPLOYEE BENEFITS COMMITTEE, as Plan Administrator of the Wausau Paper Corp. Savings and Investment Plan

Date:  April 16, 2007

By:  STUART R. CARLSON

Stuart R. Carlson

Chairman

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP. SAVINGS AND INVESTMENT PLAN

dated April 16, 2007

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibit 16.1

Letter of Deloitte & Touche dated April 16, 2007